UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2023

Diebold Nixdorf, Incorporated

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-4879	34-0183970
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

50 Executive Parkway, P.O. Box 2520 Hudson, OH	44236
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 490-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common shares, $0.01 par value per share	DBD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Plan of Reorganization

As previously disclosed, on June 1, 2023, Diebold Nixdorf, Incorporated (the “Company”) and certain of its U.S. and Canadian subsidiaries (collectively, the “Debtors”) filed voluntary petitions in the U.S. Bankruptcy Court for the Southern District of Texas (the “U.S. Bankruptcy Court”) seeking relief under chapter 11 of title 11 of the U.S. Code (the “U.S. Bankruptcy Code”). The cases were jointly administered under the caption In re: Diebold Holding Company, LLC, et al. (Case No. 23-90602) (the “Chapter 11 Cases”). Additionally, as previously disclosed, on June 1, 2023, Diebold Nixdorf Dutch Holding B.V. (“Diebold Dutch”) filed a scheme of arrangement relating to certain of the Company’s other subsidiaries (collectively, the “Dutch Scheme Companies”) and commenced voluntary proceedings (the “Dutch Scheme Proceedings”) under the Dutch Act on Confirmation of Extrajudicial Plans (Wet homologatie onderhands akkoord) in the District Court of Amsterdam (the “Dutch Court”). In addition, as previously disclosed, on June 12, 2023, Diebold Dutch filed a voluntary petition under chapter 15 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court seeking recognition of the Dutch Scheme Proceedings as foreign main proceedings and related relief (the “Chapter 15 Proceedings”).

As previously disclosed, on July 13, 2023, the U.S. Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Debtors’ Second Amended Joint Prepackaged Chapter 11 Plan of Reorganization (the “U.S. Plan”). On August 2, 2023, the Dutch Court entered an order (the “WHOA Sanction Order”) sanctioning the Netherlands WHOA Plan of Diebold Dutch and the Dutch Scheme Companies (the “WHOA Plan”) in the Dutch Scheme Proceedings. On August 7, 2023, the U.S. Bankruptcy Court entered an order in the Chapter 15 Proceedings recognizing the WHOA Plan and the WHOA Sanction Order. Copies of the Confirmation Order and the U.S. Plan were included as exhibits to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on July 14, 2023.

On August 11, 2023 (the “Effective Date”), the U.S. Plan and WHOA Plan (together, the “Plans”) became effective in accordance with their terms and the Debtors and Dutch Scheme Companies emerged from the Chapter 11 Cases and the Dutch Scheme Proceedings. Upon filing the notice of the effective date with the U.S. Bankruptcy Court, the Chapter 15 Proceedings will be closed. All capitalized terms used herein but not otherwise defined in this Current Report on Form 8-K have the meanings set forth in the U.S. Plan.

Exit Credit Agreement

On the Effective Date, the Company, as borrower, entered into a credit agreement (the “Exit Credit Agreement”) governing its $1.25 billion senior secured term loan credit facility (the “Exit Facility”) along with certain financial institutions party thereto, as lenders, GLAS USA LLC, as administrative agent, and GLAS Americas LLC, as collateral agent.

Concurrently with the closing of the Exit Facility, the Company’s existing $1.25 billion senior secured superpriority debtor-in-possession term loan credit facility (the “DIP Facility”) was terminated and the loans outstanding under the DIP Facility were converted into loans outstanding under the Exit Facility (the “Conversion”), and the liens and guarantees, including all guarantees and liens granted by certain subsidiaries of the Company that are organized in the United States and in certain foreign jurisdictions, granted under the DIP Facility were automatically terminated and released.

In connection with the Conversion, the entire $1.25 billion under the Exit Facility was deemed drawn on the Effective Date.

The Company may repay the loans under the Exit Facility at any time; provided that certain repayments of the loans made on or prior to February 11, 2025 with the proceeds of certain types of indebtedness must be accompanied by a premium of either 1.00% or 5.00% of the principal amount of the loans repaid. The amount of the premium is based on the type of indebtedness incurred to repay the loans. Amounts borrowed and repaid under the Exit Facility may not be reborrowed.

The Exit Facility will mature on August 11, 2028.

The obligations of the Company under the Exit Facility are guaranteed by certain subsidiaries of the Company that are organized in the United States (the “Guarantors”). The Exit Facility and related guarantees are secured by perfected senior security interests and liens on substantially all assets of the Company and each Guarantor.

Loans under the Exit Facility bear interest at an adjusted secured overnight financing rate with a one-month tenor rate plus 7.50% per annum or an adjusted base rate plus 6.50% per annum.

The Exit Facility includes conditions precedent, representations and warranties, affirmative and negative covenants and events of default that are customary for financings of this type and size.

The foregoing description of the Exit Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Exit Credit Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Registration Rights Agreement

On the Effective Date, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with certain parties (together with any person or entity that becomes a party to the Registration Rights Agreement, the “Holders”) that received shares of the Company’s new common stock (the “New Common Stock”) on the Effective Date as provided in the Plans. The Registration Rights Agreement provides Holders with registration rights for the Holders’ Registrable Securities (as defined in the Registration Rights Agreement).

Pursuant to the Registration Rights Agreement, the Company is required to file a Resale Shelf Registration Statement (as defined in the Registration Rights Agreement) with respect to the Registrable Securities within 90 calendar days of the Effective Date. Subject to certain exceptions, the Company is required to use commercially reasonable efforts maintain the effectiveness of any such registration statement until the date on which all Registrable Securities registered thereunder are no longer Registrable Securities.

In addition, specified Holders have the right to demand that the Company effect the registration of any or all of the Registrable Securities (a “Demand Registration”) and/or effectuate the distribution of any or all of their Registrable Securities by means of an underwritten shelf takedown offering. The Company is not obligated to effect more than five Demand Registrations or more than four underwritten shelf takedown offerings and it need not comply with such a request unless the aggregate gross proceeds from such a sale will exceed specified thresholds and other conditions are met. The Company will not be obligated to effect an underwritten shelf takedown within 180 days after the consummation of a previous underwritten shelf takedown or Demand Registration.

Holders also have customary piggyback registration rights, subject to the limitations set forth in the Registration Rights Agreement.

These registration rights are subject to certain conditions and limitations, including the right of the underwriters to limit the number of shares to be included in a registration statement and the Company’s right to delay or withdraw a registration statement under certain circumstances. The Company will generally pay all registration expenses in connection with its obligations under the Registration Rights Agreement, regardless of whether a registration statement is filed or becomes effective. The registration rights granted in the Registration Rights Agreement are subject to customary indemnification and contribution provisions, as well as customary restrictions such as blackout periods.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is included as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 1.02	Termination of a Material Definitive Agreement.

Debt Instruments

In accordance with the Plans, on the Effective Date all of the obligations of the Debtors with respect to the following debt instruments were cancelled:

•

8.50% Senior Notes due 2024 (the “2024 Notes”), issued under the Indenture, dated as of April 19, 2016, among the Company, as issuer, certain of the Debtors, as guarantors, and Computershare Trust Company, NA, as successor to U.S. Bank Trust Company, National Association, as trustee, as amended, restated, amended and restated, supplemented, waived, or otherwise modified from time to time;

•

9.375% Senior Secured Notes due 2025 (the “First Lien U.S. Notes”), issued under the amended and restated senior secured notes indenture, dated as of December 29, 2022, among the Company, as issuer, certain of the Debtors, as guarantors, U.S. Bank Trust Company, National Association, as trustee, and GLAS Americas LLC, as notes collateral agent, as amended, restated, amended and restated, supplemented, waived, or otherwise modified from time to time;

•

9.000% Senior Secured Notes due 2025 (the “First Lien Euro Notes”), issued under the amended and restated senior secured notes indenture, dated as of December 29, 2022, among Diebold Dutch, as issuer, the Company, as guarantor, certain of the Debtors, as guarantors, U.S. Bank Trust Company, National Association, as trustee, and GLAS Americas LLC, as notes collateral agent, as amended, restated, amended and restated, supplemented, waived, or otherwise modified from time to time;

•

8.50%/12.50% Senior Secured PIK Toggle Notes due 2026 (the “Second Lien Notes” and, together with the 2024 Notes, the First Lien U.S. Notes and First Lien Euro Notes, the “Notes”), issued under the senior secured PIK toggle notes indenture, dated as of December 29, 2022, among the Company, as issuer, certain of the Debtors, as guarantors, Computershare Trust Company, NA, as successor to U.S. Bank Trust Company, National Association, as trustee, and GLAS Americas LLC, as notes collateral agent, as amended, restated, amended and restated, supplemented, waived, or otherwise modified from time to time;

•

Credit Agreement, dated as of November 23, 2015, by and among the Company, as borrower, certain of the Debtors as guarantors, the banks, financial institutions, and other lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, as amended, restated, amended and restated, supplemented, waived, or otherwise modified from time to time; and

•

Credit Agreement, dated as of December 29, 2022, by and among the Company, as borrower, certain of the Debtors, as guarantors, the banks, financial institutions, and other lenders party thereto from time to time, JPMorgan Chase Bank, N.A., as administrative agent and GLAS Americas LLC, as collateral agent, as amended, restated, amended and restated, supplemented, waived or otherwise modified from time to time.

Old Common Stock

On the Effective Date, pursuant to the Plans, each share of the Company’s common stock, par value $1.25 per share (the “Old Common Stock”), outstanding prior to the Effective Date, including all options and warrants to purchase such stock, were extinguished, canceled and discharged, and each such share, option or warrant has no further force or effect after the Effective Date. Furthermore, all of the Company’s equity award agreements under prior incentive plans in respect of the Old Common Stock and related instruments, and the awards granted pursuant thereto, were extinguished, canceled and discharged and have no further force or effect after the Effective Date.

DIP Facility

As previously disclosed, on June 5, 2023, the Company, as borrower, entered into the credit agreement governing the DIP Facility along with certain financial institutions party thereto, as lenders, and GLAS USA LLC, as administrative agent, and GLAS Americas LLC, as collateral agent (the “DIP Credit Agreement”), and the closing of the DIP Facility occurred on the same day. The DIP Facility provided for two tranches of term loans to be made on the closing date of the DIP Facility: (i) a $760.0 million Term B-1 tranche and (ii) a $490.0 million Term B-2 tranche.

Pursuant to the Plans, on the Effective Date, the DIP Facility and the DIP Credit Agreement were terminated and the holders of claims under the DIP Facility had such obligations refinanced through the Exit Facility. On the Effective Date, all liens and security interests granted to secure such obligations were terminated and are of no further force and effect.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On the Effective Date, the Company entered into certain direct financial obligations under the Exit Facility. The description of the Exit Facility set forth in Item 1.01 of this Current Report is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

On the Effective Date, in connection with the Debtors’ and the Dutch Scheme Companies’ emergence from the Chapter 11 Cases and Dutch Scheme Proceedings and pursuant to the Plans, the Company issued 37,566,668 shares of common stock, par value $0.01 per share (“New Common Stock”) to the parties entitled thereto pursuant to the Plans and other orders in the Debtors’ Chapter 11 Cases. Such shares were issued in reliance on the exemption from registration requirements of the Securities Act of 1933 (the “Securities Act”) provided by section 1145 of the U.S. Bankruptcy Code.

Item 3.03	Material Modification to Rights of Security Holders.

As provided in the Plans, all notes, equity, agreements, instruments, certificates and other documents evidencing any funded debt claim against or interest in the Company were cancelled on the Effective Date and the obligations of the Company thereunder or in any way related thereto were fully released. The securities to be cancelled on the Effective Date include all of the Old Common Stock. For further information, see Items 1.01, 1.02 and 5.03 of this Current Report on Form 8-K, which are incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

As provided in the Plans, on the Effective Date, all of the Old Common Stock were cancelled, and the Company issued 98% of the New Common Stock to holders of First Lien Claims (as defined in the Plans) and 2% of the New Common Stock to holders of Second Lien Claims (as defined in the Plans), subject to dilution on account of future issuances of additional New Common Stock as contemplated by the Plans. For further information, see Items 1.01, 1.02 and 3.02 of this Current Report on Form 8-K, which are incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board of Directors

As contemplated by the Plans, on the Effective Date, William A. Borden, Matthew Goldfarb and Kent M. Stahl resigned as members of the Company’s board of directors (the “Board”). There were no known disagreements between such directors and the Company which led to their cessation of service on the Board. Each of Octavio Marquez, Arthur F. Anton, Marjorie L. Bowen and Emanuel R. Pearlman continue to serve on the Board.

All directors are in one class and serve for a term ending at the annual meeting following the annual meeting at which the director was elected. The current class of directors will be subject to reelection at the Company’s 2024 annual meeting of stockholders.

The audit committee currently consists of Arthur F. Anton (chair), Marjorie L. Bowen and Emanuel R. Pearlman. The people and compensation committee currently consists of Emanuel R. Pearlman (chair), Arthur F. Anton and Marjorie L. Bowen. The nominating and corporate governance committee consists of Emanuel R. Pearlman (chair), Arthur F. Anton and Marjorie L. Bowen. The finance committee currently consists of Marjorie L. Bowen (chair), Arthur F. Anton and Emanuel R. Pearlman.

2023 Equity and Incentive Plan

On August 10, 2023, the Board approved the Diebold Nixdorf, Incorporated 2023 Equity and Incentive Plan (the “2023 Plan”). The 2023 Plan became effective as of the Effective Date in accordance with the Plans. The purpose of the 2023 Plan is to help attract and retain non-employee directors of the Company, officers and other employees of the Company and its subsidiaries, and certain consultants to the Company and its subsidiaries, and to provide such persons incentives and rewards for service and/or performance.

The people and compensation committee of the Board (the “Committee”) will administer the 2023 Plan, which generally permits awards of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, other cash-based awards and dividend equivalents. Subject to adjustment as described in the 2023 Plan and the 2023 Plan’s share counting rules, a total of 2,397,872 shares of New Common Stock are available for awards granted under the 2023 Plan. The Committee may from time to time select participants under the 2023 Plan. The 2023 Plan provides that non-employee Board members will not be granted more than (a) $1,000,000 in compensation for such service in the year in which they are first appointed or elected to serve on the Board and (b) $750,000 in compensation for such service in any subsequent calendar year. The Board generally will be able to amend the 2023 Plan in certain circumstances as described in the 2023 Plan. The 2023 Plan will remain in effect generally until ten years from its effective date.

The 2023 Plan permits the Committee to make certain performance-based awards to participants under the 2023 Plan, which awards will be earned based on the achievement of certain management objectives. A non-exhaustive list of performance measures that can be used for such performance-based awards includes the following: (a) sales (e.g., net sales, unit sales volume, aggregate product price); (b) share price (e.g., market price per share, share price appreciation); (c) earnings (e.g., earnings per share (reflecting dilution of shares), gross or pre-tax profits, post-tax profits, operating profit, earnings net of or including dividends, earnings net of or including the after-tax cost of capital, EBIT, EBITDA, earnings per share from continuing operations (diluted or basic), pre-tax operating earnings after interest and before incentives, service fees and extraordinary or special items, operating earnings, growth in earnings or growth in earnings per share, total earnings); (d) returns (e.g., return on equity, return on invested capital, return or net return on assets, return on net assets, return on gross sales, return on investment, return on capital, return on invested capital, return on committed capital, financial return ratios, value of assets, and change in assets); (e) cash flow(s) (e.g., operating cash flow, net cash flow, free cash flow, cash flow on investment); (f) revenue (e.g., gross or net revenue, changes in annual revenues); (g) margins (e.g., adjusted pre-tax margin, operating margins); (h) income (e.g., net income and consolidated net income); (i) economic value added; (j) costs (e.g., operating or administrative expenses, operating expenses as a percentage of revenue, expense or cost levels, reduction of losses, loss ratios or expense ratios, reduction in fixed costs, expense reduction levels, operating cost management, cost of capital); (k) financial ratings (e.g., credit rating, capital expenditures, debt, debt reduction, working capital, average invested capital, attainment of balance sheet or income statement objectives); (l) market or category share (e.g., market share, volume, unit sales volume, market share or market penetration with respect to specific designated products or product groups and/or specific geographic areas); (m) shareholder return (e.g., total shareholder return, shareholder return based on growth measures or the attainment of a specified share price for a specified period of time, dividends); and (n) objective nonfinancial performance criteria measuring one or more of the following: regulatory compliance, productivity and productivity improvements, inventory turnover, average inventory turnover or inventory controls, net asset turnover, customer satisfaction based on specified objective goals or company-sponsored customer surveys, employee satisfaction based on specified objective goals or company-sponsored employee surveys, objective employee diversity goals, employee turnover, specified objective environmental goals, specified objective social goals, specified objective goals in corporate ethics and integrity, specified objective safety goals, specified objective business expansion goals or goals relating to acquisitions or divestitures, day sales outstanding, and succession plan development and implementation.

The foregoing description of the 2023 Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 2023 Plan, a copy of which is included as Exhibit 10.3 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On the Effective Date, in accordance with the Plans, the Company reincorporated as a Delaware corporation (the “Reincorporation”). In connection with the Reincorporation and pursuant to the Plans, the Company filed a Certificate of Incorporation (the “Certificate of Incorporation”) with the Delaware Secretary of State on August 10, 2023, which became effective on the Effective Date. Also on the Effective Date and in connection with the Reincorporation, the Company adopted Amended and Restated Bylaws (the “Bylaws”). Pursuant to the Certificate of Incorporation, the authorized capital stock of the Company consists of 45,000,000 shares of New Common Stock and 2,000,000 shares of preferred stock, par value $0.01 per share.

A description of the key provisions of the Certificate of Incorporation and Bylaws is included in the Company’s Registration Statement on Form 8-A filed with the SEC on August 11, 2023, which description is incorporated by reference herein. The descriptions of the Certificate of Incorporation and the Bylaws are qualified in their entirety by reference to the full texts of the Certificate of Incorporation and the Bylaws, copies of which are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On August 11, 2023, the Company issued a press release announcing the Effective Date of the Plans. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K and the exhibits hereto contain statements that are not historical information and are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give current expectations or forecasts of future events and are not guarantees of future performance. These forward-looking statements include, but are not limited to, projections, statements regarding the Company’s expected future performance (including expected results of operations), future financial condition, anticipated operating results, strategy plans, future liquidity and financial position.

Statements can generally be identified as forward looking because they include words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “will,” “estimates,” “potential,” “target,” “predict,” “project,” “seek,” and variations thereof or “could,” “should” or words of similar meaning. Statements that describe the Company’s future plans, objectives or goals are also forward-looking statements, which reflect the current views of the Company with respect to future events and are subject to assumptions, risks and uncertainties that could cause actual results to differ materially. Although the Company believes that these forward-looking statements are based upon reasonable assumptions regarding, among other things, the economy, its knowledge of its business, and key performance indicators that impact the Company, these forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed in or implied by the forward-looking statements. The factors that may affect the Company’s results include, among others: the overall impact of the global supply chain complexities on the Company and its business, including delays in sourcing key components as well as longer transport times, especially for container ships and U.S. trucking, given the Company’s reliance on suppliers, subcontractors and availability of raw materials and other components; the Company’s ability to improve its operating performance and its cash, liquidity and financial position; the Company’s ability to generate sufficient cash or have sufficient access to capital resources to service its debt, which, if unsuccessful or insufficient, could force the Company to reduce or delay investments and capital expenditures or to dispose of material assets or operations, seek additional debt or equity capital or restructure or refinance its indebtedness; the Company’s ability to comply with the covenants contained in the agreements governing its debt; the Company’s ability to successfully convert its backlog into sales, including our ability to overcome supply chain and liquidity challenges; the ultimate impact of the ongoing infectious disease outbreaks and other public health emergencies, including further adverse effects to the Company’s supply chain, maintenance of increased order backlog, and the effects of any COVID-19 related cancellations; the Company’s ability to successfully meet its cost-reduction goals and continue to achieve benefits from its cost-reduction initiatives and other strategic initiatives, such as the current $150.0 million-plus cost savings plan; the success of the Company’s new products, including its DN Series line and EASY family of retail checkout solutions, and electronic vehicle charging service business; the impact of a cybersecurity breach or operational failure on the Company’s business; the Company’s ability to attract, retain and motivate key employees; the Company’s reliance on suppliers, subcontractors and availability of raw materials and other components; changes in the Company’s intention to further repatriate cash and cash equivalents and short-term investments residing in international tax jurisdictions, which could negatively impact foreign and domestic taxes; the Company’s success in divesting, reorganizing or exiting non-core and/or non-accretive businesses and its ability to successfully manage acquisitions, divestitures, and alliances; the ultimate outcome of the appraisal proceedings initiated in connection with the implementation of the Domination and Profit Loss Transfer Agreement with the former Diebold Nixdorf AG (which was dismissed in the Company’s favor at the lower court level in May 2022) and the merger/squeeze-out; the impact of market and economic conditions, including the bankruptcies, restructuring or consolidations of financial institutions, which could reduce the Company’s customer base and/or adversely affect its customers’ ability to make capital expenditures, as well as adversely impact the availability and cost of credit; the impact of competitive pressures, including pricing pressures and technological developments; changes in political, economic or other factors such as currency exchange rates, inflation rates (including the impact of possible currency devaluations in countries experiencing high inflation rates), recessionary or expansive trends, hostilities or conflicts (including the war between Russia and Ukraine and the tension between the U.S. and China), disruption in energy supply, taxes and regulations and laws affecting the worldwide business in each of the Company’s operations; the Company’s ability to maintain effective internal controls; unanticipated litigation, claims or assessments, as well as the outcome/impact of any current/pending litigation, claims or assessments; the effect of changes in law and regulations or the manner of enforcement in the U.S. and internationally and the Company’s ability to comply with applicable laws and regulations; and other factors included in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2022.

Except to the extent required by applicable law or regulation, the Company undertakes no obligation to update these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events. You should consider these factors carefully in evaluating forward-looking statements and are cautioned not to place undue reliance on such statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Certificate of Incorporation of Diebold Nixdorf, Incorporated (incorporated by reference to Exhibit 3.1 to the Registrant’s registration statement on Form 8-A filed with the SEC on August 11, 2023)

3.2	Amended and Restated Bylaws of Diebold Nixdorf, Incorporated (incorporated by reference to Exhibit 3.2 to the Registrant’s registration statement on Form 8-A filed with the SEC on August 11, 2023)

10.1*	Credit Agreement, dated as of August 11, 2023, by and among Diebold Nixdorf, Incorporated, the financial institutions party thereto, as lenders, GLAS USA LLC, as administrative agent, and GLAS Americas LLC, as collateral agent

10.2	Registration Rights Agreement, dated as of August 11, 2023, among Diebold Nixdorf, Incorporated and the stockholders party thereto

10.3	Diebold Nixdorf, Incorporated 2023 Equity and Incentive Plan

99.1	Press Release of Diebold Nixdorf, Incorporated, dated August 11, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Schedules and similar attachments to the agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of all omitted schedules and similar attachments to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diebold Nixdorf, Incorporated

Date: August 11, 2023	By:	/s/ Jonathan B. Leiken
Jonathan B. Leiken
Executive Vice President, Chief Legal Officer and Secretary